Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Money Market Fund, a series of Scudder Advisor Funds III, on Form N-CSR of the Deutsche Money Market Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                 /s/Richard T. Hale
                                                --------------------------------
                                                Richard T. Hale
                                                Chief Executive Officer
                                                Deutsche Money Market Fund, a
                                                series of Scudder Advisor
                                                Funds III

                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Money Market Fund, a series of Scudder Advisor Funds III, on Form N-CSR of the Deutsche Money Market Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                 /s/Charles A. Rizzo
                                                --------------------------------
                                                Charles A. Rizzo
                                                Chief Financial Officer
                                                Deutsche Money Market Fund, a
                                                series of Scudder Advisor
                                                Funds III